Exhibit 99.2

Branch Acquisition July 24, 2013

Forward Looking Statements This document contains certain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements include statements about anticipated financial results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may.“ There are several factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see Berkshire’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC's website at www.sec.gov. Berkshire does not undertake any obligation to update forward-looking statements. 1

Acquisition Summary • 20 full service branches in Central and Eastern NY • Total deposits: $640mm* • Deposit premium: 2.25% • Immediate EPS accretion • TBV earnback: 4-5 years • Expected closing: 1Q14** • Seller: Bank of America 2 *Deposit balances as of Feb 2013 **Transaction subject to regulatory approval and customary closing conditions BHLB Branches BofA Branches Sources: SNL Financial

Transaction Highlights Strategically Compelling •Strengthens presence in Greater Capital Region •Fills in footprint along I-90 corridor •Increases market share in Central NY from 5% to 8% •Increases deposit funding for total franchise •Improves access and convenience for existing and new customers •Utilizes positive operating leverage from prior infrastructure investments Financially Attractive •Immediate EPS accretion •TBV dilution payback of 4-5 years •Meets internal hurdles for profitability •Double digit ROE •Liquidity and interest rate sensitivity benefits •No external financing required Low Risk •Successful integration track record •Comprehensive due diligence process •Established, low cost deposit base •Bank of America is fully exiting the counties in which we are buying branches 3

Strategy Growth through investing in people and infrastructure, maintaining discipline and driving profitability • Branches connect our franchise from Western MA to Syracuse and solidify our presence in New York • Our philosophy of offering big bank products with community bank service makes us well positioned to take over these Bank of America branches • Improved market share leads to revenue opportunities, including penetration of new locations by Commercial Teams • New deposit base will be used to replace certain existing deposit and borrowings funding sources, along with providing additional core funding to support future growth 4

Combined Franchise Note: Source SNL Financial 5 • Strong footprint stretching across New England and into New York • 94 branches • Deposit Market Share Position . Leading regional bank across our footprint • Represents BHLB Branches/Loan Offices • Represents BofA Branches

Deposit Composition 6 CDs $ 106; 17% Demand $160; 25% NOW $106; 17% Savings $47; 7% MMDA $193; 30% IRAs $28; 4% • 90% retail and 10% small business deposits • Cost of deposits: 17 bps . Lowers BHLB’s cost of deposits • 2.25% deposit premium (below recent national branch deals) • Expect low single digit organic growth (in millions) Note: Data as of February 2013

Financial Summary 7 . Transaction: 20 branches; $640 million deposits; $5 million loans; 2.25% deposit premium . Transaction Costs: $5 million, after-tax . CDI equal to 1% of core deposits amortized over 8 years on a sum-of-the-years’ digits basis . Tangible Book Value Dilution: ~$0.85 per share; 4-5 year payback (estimated EPS accretion of $0.06-$0.08 in 2014 and $0.13-$0.15 in 2015) . Capital – tangible equity expected to exceed 7.5% of tangible assets at close . About half of funds to be utilized immediately to replace higher cost borrowings; remainder to be initially invested in short duration securities

Comparable Transactions 8 *Analysis includes precedent nationwide branch acquisitions since January 1, 2011, with deposits transferred between $200mm and $1bn and disclosed deposit premiums at announcement, excluding People’s United/RBS supermarket branch deal. Source: SNL Compared to precedent nationwide branch acquisitions, Berkshire is getting larger branches at a lower premium BHLB Median of Precedent Transactions Deposits $640mm $392mm Acquired Branches 20 18 Deposits/Branch $32mm $30mm Deposit Premium 2.25% 3.47%

Branch List 9 • Amsterdam - Sanford Farms • Cairo • Chatham • Glens Falls • Greenville • Hudson • Ilion • Johnstown • Little Falls • New Hartford • New Lebanon • Queensbury • Rome – Mohawk Acres • Rome – W. Dominick St. • Utica – 50 Auert Ave. • Utica – 1100 Mohawk St. • Utica – Genesee St. • Utica – Genesee St. Drive-Up • West Winfield • Whitesboro